UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 14, 2003

                              Cyberexcellence, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                  ------------
         (State or other jurisdiction of incorporation or organization)


  232466 10 2                                         88-0356200
 -------------                                        ----------
 (CUSIP Number)                          (IRS Employer Identification Number)

                          c/o, Monty LeBlanc, President
                              4760 Winchester Court
                              Park City, Utah 84098
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (435) 901-9013
                            -------------------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [X]    Preliminary Information Statement
         [ ]    Confidential, for Use of the Commission Only
                (as permitted by Rule 14c-5(d)(2)
         [ ]    Definitive Information Statement










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




                               -------------------
                              CYBEREXCELLENCE, INC.
                (Name of Registrant as Specified in its Charter)
                              --------------------

--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.
             1) Title of each class of securities to which transaction applies:
             2) Aggregate number of securities to which transaction applies:
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
             4) Proposed maximum aggregate value of transaction: 0
             5) Total fee paid: $125.00

    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset  as  provided  by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1)  Amount  Previously Paid:
                  2) Form,  Schedule or  Registration  No.:
                  3) Filing Party:
                  4) Date Filed

--------------------------------------------------------------------------------




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




                              CYBEREXCELLENCE, INC.
                              4760 Winchester Court
                              Park City, Utah 84098

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                             taken on April 14, 2001

To the Stockholders of Cyberexcellence, Inc.:

Notice is hereby given that upon Written Consent by the holders of a majority of the outstanding shares of common stock of Cyberexcellence, Inc. (the "Company"), to amend its Articles of Incorporation to change the name of the Company to " FunnelCLOUD, Inc.," and to file such an amendment with the State of Nevada. The change will be effective on final effectiveness of this filing and is expected to be on or about April 15, 2003

Only stockholders of record at the close of business on April 14, 2003 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                   By Order of the Board of Directors


                                   /s/  Monty LeBlanc
                                   --------------------------------
                                   Monty LeBlanc, President and Director


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



This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.
                                     -------

                              INFORMATION STATEMENT
                              ---------------------

This information statement is being furnished to all holders of the common stock of Cyberexcellence, Inc., a Nevada Corporation ("Cyberexcellence"), in connection with resolutions of the Board of Directors and the written consent of stockholders of in excess of 72% of the common stock of Cyberexcellence providing for an amendment to Cyberexcellence's Articles of Incorporation to change the name of the Company to "FunnelCLOUD, Inc." This action is being taken to facilitate and reflect the business operations of the Company.

The Board of Directors and a person owning the majority of the outstanding voting securities of Cyberexcellence have unanimously adopted, ratified and approved the resolution to effect the change in name. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and is expected to become effective on or about April 15, 2003.

The Form 10-KSB filed by Cyberexcellence with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Cyberexcellence is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL
                         -------------------------------

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the name change.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                 -----------------------------------------------

The Board of Directors has fixed the close of business on April 14, 2003 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 13,742,340 shares of $0.001 par value common stock. The Company's president and principal shareholder, Monte LeBlanc, owns or controls in the aggregate greater than 72% of the issued and outstanding shares of Common Stock on the Record Date, Monte LeBlanc has signed a consent to the taking of this action. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.


              SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
                         AND FIVE PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of April 14, 2001 by (I) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:





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

                       Name and Address of Beneficial          Amount and Nature of
   Title of Class               Ownership                     Beneficial Ownership       Percent of Class
   --------------      ------------------------------         ---------------------      ----------------
    Common Stock               Monte LeBlanc
                           4760 Winchester Court                     9,945,340                72.4%
                           Park City, Utah 84098

    Common Stock             F. Briton McConkie                      1,082,000                 7.8%
                          10226 N. Oak Creek Lane
                            Highland, Utah 84003

    Common Stock               Stephen R. Fey                        1,086,000                 7.9%
                          10226 N. Oak Creek Lane
                            Highland, Utah 84003

    Common Stock   All Officers and Directors, as a Group            9,945,340                72.4%



                           VOTE REQUIRED FOR APPROVAL
                           --------------------------

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Cyberexcellence, Inc. and a person owning and having voting power in excess of 50% of the outstanding voting securities of Cyberexcellence have adopted, ratified and approved the change in the name of Cyberexcellence.(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 13,742,340 shares of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on April 14, 2003, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to Cyberexcellence's Articles of Incorporation.



                                     ITEM 2.
                                     -------

                    STATEMENT THAT PROXIES ARE NOT SOLICITED
                    ----------------------------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                     ITEM 3.
                                     -------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Cyberexcellence's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.



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





                             ADDITIONAL INFORMATION
                             ----------------------

Additional information concerning Cyberexcellence, including its Form 10-KSB statement, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov and is incorporated herein by reference.




Dated: April 14, 2003



                                     By Order of the Board of Directors


                                     /s/ Monte LeBlanc
                                     -------------------------------
                                     Monte LeBlanc, President & Director










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                                   Exhibit "A"

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                              CYBEREXCELLENCE, INC.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Cyberexcellence, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

         Pursuant to the provisions of Section 78.320, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

         FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on February 15, 1996

         SECOND: The following amendment to change the name of the Corporation to FunnelCLOUD, Inc., was adopted by 9,945,340 shares, or 72.4 %, of the 13,742,340 issued and outstanding shares of common stock entitled to approve such amendment.

         THIRD:   Article  First  of  the  Articles  of   Incorporation  of  the
Corporation is amended and stated in its entirety to read as follows:

"FIRST: The name of the Company shall be FunnelCLOUD, Inc.



DATED this 15th day of April, 2003.



/s/ Monte LeBlanc
------------------------------------------
    Monte LeBlanc, President, and Director


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